Exhibit 10.55
Execution Copy

FIRST AMENDMENT
FIRST AMENDMENT, dated as of December 12, 2017 (the “Amendment”), to the Credit Agreement, dated as of June 27, 2011, as amended and restated as of July 2, 2015, and as further amended and restated as of August 21, 2017 (as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among IRON MOUNTAIN INCORPORATED, a Delaware corporation (the “Parent”), IRON MOUNTAIN INFORMATION MANAGEMENT, LLC, a Delaware limited liability company (the “Company”), each of the other Borrowers party thereto, the several banks and other financial institutions or entities from time to time parties to the Credit Agreement as Lenders (the “Lenders”), JPMORGAN CHASE BANK, TORONTO BRANCH, as Canadian Administrative Agent (in such capacity, the “Canadian Administrative Agent”) and JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), and the other parties thereto.
W I T N E S S E T H:
WHEREAS, the Borrowers, the Lenders, the Canadian Administrative Agent and the Administrative Agent are parties to the Credit Agreement;
WHEREAS, the Company has requested certain amendments to the Credit Agreement; and
WHEREAS, the Lenders are willing to agree to such amendments, subject to the terms and conditions set forth herein;
NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto hereby agree as follows:
1.Defined Terms. Unless otherwise defined herein, all capitalized terms used herein shall have the meanings given to them in the Credit Agreement.
2.    Amendments to Credit Agreement.
(a)    Section 1.01 of the Credit Agreement is amended by adding the following definitions in the appropriate alphabetical order:
“Bridge Credit Agreement” shall mean any credit agreement providing for unsecured interim term loans incurred to finance the IODC Acquisition (including the refinancing of any existing Indebtedness or the payment of fees and expenses in connection therewith), having terms and conditions substantially consistent in all material respects with the terms and conditions specified in Exhibit B to the First Amendment.

“First Amendment” shall mean that certain First Amendment, dated as of December 12, 2017, to this Agreement.

“IODC Acquisition” means the Acquisition of IO Data Centers, LLC.

(b)    Section 1.01 of the Credit Agreement is further amended by amending the definition of “Funded Indebtedness” to add the following words at the end thereof:
“or under the Bridge Credit Agreement.”
(c)    Section 1.01 of the Credit Agreement is further amended by replacing in their entirety the definitions of “Issuing Bank”, “Issuing Bank Sublimit” and “Letter of Credit Sublimit” with the following:
“Issuing Bank” shall mean (a) JPMorgan Chase Bank or any Affiliate thereof, (b) Bank of America, N.A. or any Affiliate thereof, (c) Barclays Bank PLC or any Affiliate thereof, or (d) any other Lender so designated with the consent of such other Lender, JPMorgan Chase Bank and the Company.

“Issuing Bank Sublimit” means (a) $66,666,667 in the case of JPMorgan Chase Bank and its Affiliates, (b) $66,666,667 in the case of Bank of America, N.A. and its Affiliates, (c) $66,666,666 in the case of Barclays Bank PLC and its Affiliates and (d) in the case of any other Issuing Bank, an amount agreed by such Issuing Bank and the Company.

“Letter of Credit Sublimit” means $200,000,000, as such amount may be decreased from time to time by the Company.

(d)    Section 9.08(iv) of the Credit Agreement is amended by adding the following parenthetical immediately after the words “so long as such Senior Unsecured Debt”:
“(other than Senior Unsecured Debt under the Bridge Credit Agreement)”

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(e)    Clause (A) of Section 9.08(vi) of the Credit Agreement is amended by replacing the words “does not exceed $900,000,000” with the words “does not exceed $1,000,000,000”.
(f)    Clause (ii) of Section 9.17(iv) of the Credit Agreement is amended in full to read as follows:
“(ii) (A) such other purchase, redemption or retirement is in connection with a refinancing of such Subordinated Indebtedness or Senior Unsecured Debt with the proceeds of, or in connection with an exchange of such Subordinated Indebtedness or Senior Unsecured Debt for a new series of, Senior Subordinated Debt or Senior Unsecured Debt issued within 180 days of the substantial completion of such purchase, redemption or retirement, (B) after giving effect to such purchase, redemption or retirement and any related incurrence of Indebtedness, the Net Total Lease Adjusted Leverage Ratio, on a pro forma basis, after giving effect to such purchase, redemption or retirement and any Stock Repurchase and any Dividend Payment consummated on or prior to the date thereof, and to any borrowings to finance the same, is less than or equal to 6.5 to 1.0 and/or (C) such other purchase, redemption or retirement is of Indebtedness under the Bridge Credit Agreement.”

(g)    Section 12.05(a) of the Credit Agreement is amended by adding a new clause (w) to the last sentence of the first paragraph of Section 12.05(a), such that the last sentence of the first paragraph of Section 12.05(a) as amended hereby reads as follows:
“Notwithstanding anything in this Section 12.05 to the contrary, no amendment, waiver or consent shall be made (w) affecting the rights or duties of any Issuing Bank or Canadian Issuing Bank under this Agreement or any Letter of Credit Document, in each case relating to Letters of Credit issued or to be issued by it, without the consent of such Issuing Bank or Canadian Issuing Bank, as applicable, (x) with respect to Section 11 without the consent of the Administrative Agent, (y) with respect to Annex A hereto without the consent of the Canadian Borrowers or (z) with respect to Section 2.10 hereto without the consent of the Administrative Agent and the Issuing Bank.”

3.    Representations and Warranties. On and as of the date hereof, each of the Parent and the Company hereby confirms, reaffirms and restates the representations and warranties set forth in Section 8 of the Credit Agreement and the representations and warranties in the Basic Documents mutatis mutandis, except to the extent that such representations and warranties expressly relate to a specific earlier date in which case the Parent and the Company each hereby confirms, reaffirms and restates such representations and warranties as of such earlier date. Each of the Parent and the Company represents and warrants that, after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

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4.    Effectiveness. This Amendment shall be a valid and binding agreement upon satisfaction of the condition in Section 4(a) hereof, but the amendments to the Credit Agreement set forth in Section 2 hereof will only become effective as of the date set forth above (the “Effective Date”) upon the satisfaction of each of the following conditions precedent:
(a)    Amendment. The Administrative Agent shall have received this Amendment executed and delivered by the Administrative Agent, the Canadian Administrative Agent, the Parent, the Company, the Issuing Banks and the Lenders party to the Credit Agreement constituting the “Majority Lenders” thereunder.
(b)    Security Documents. The Administrative Agent shall have received the Acknowledgment and Confirmation, substantially in the form of Exhibit A hereto, executed and delivered by an authorized officer of the Parent, the Company, each of the other Borrowers and each Subsidiary Guarantor.
5.    Valid and Binding. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.
6.    Payment of Expenses. The Company agrees to pay or reimburse the Administrative Agent for all out-of-pocket costs and expenses incurred in connection with the Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel.
7.    Reference to and Effect on the Credit Agreement; Limited Effect. On and after the Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby. This Amendment shall not constitute an amendment of any other provision of the Credit Agreement not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of the Company that would require a waiver or consent of the Lenders, the Canadian Administrative Agent or the Administrative Agent. Except as expressly amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.
8.    Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
9.    Loan Document; Integration. This Amendment shall constitute a Basic Document. This Amendment and the other Basic Documents represent the

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agreement of each Borrower, each Subsidiary Guarantor, the Canadian Administrative Agent, the Administrative Agent and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Canadian Administrative Agent, the Administrative Agent or any Lender relative to the subject matter hereof not expressly set forth or referred to herein or in the other Basic Documents.
10.    GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
11.    Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts (which may include counterparts delivered by facsimile transmission), each of which shall be deemed to be an original, and all of which taken together shall be deemed to constitute one and the same instrument.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.
IRON MOUNTAIN INCORPORATED
IRON MOUNTAIN INFORMATION MANAGEMENT, LLC
IRON MOUNTAIN FULFILLMENT SERVICES, INC.
IRON MOUNTAIN INTELLECTUAL PROPERTY MANAGEMENT, INC.
IRON MOUNTAIN GLOBAL LLC
IRON MOUNTAIN US HOLDINGS, INC.
IRON MOUNTAIN SECURE SHREDDING, INC.
IRON MOUNTAIN INFORMATION MANAGEMENT SERVICES, INC.
IRON MOUNTAIN CANADA OPERATIONS ULC
IRON MOUNTAIN INFORMATION MANAGEMENT SERVICES CANADA, INC.
IRON MOUNTAIN SECURE SHREDDING CANADA, INC.

By: /s/Christopher LaRochelle
Name: Christopher LaRochelle
Title: Vice President and Treasurer

[Signature Page to First Amendment]

JPMORGAN CHASE BANK, N.A., as
Administrative Agent and as a Lender

By: /s/Mohammad Hasan
Name: Mohammad Hasan
Title: Executive Director

[Signature Page to First Amendment]

JPMORGAN CHASE BANK, TORONTO BRANCH, as Canadian Administrative Agent and as a Canadian Lender

By: /s/Mohammad Hassan
Name: Mohammad Hasan
Title: Executive Director

[Signature Page to First Amendment]

BARCLAYS BANK PLC, as Issuing Bank and as a Lender

By: /s/Robert Chen
Name: Robert Chen
Title: Managing Director

[Signature Page to First Amendment]

Bank of America, N.A.

By/s/John F. Lynch
Name: John F. Lynch
Title: Senior Vice President

[Signature Page to First Amendment]

MORGAN STANLEY BANK, N.A.

By /s/Emanuel Ma
Name: Emanuel Ma
Title: Authorized Signatory

[Signature Page to First Amendment]

MORGAN STANLEY SENIOR FUNDING, INC.

By: /s/Emanuel Ma
Name: Emanuel Ma
Title: Vice President

[Signature Page to First Amendment]

Wells Fargo Bank, National Association, as a Lender

By:/s/Daniel Kurtz
Name: Daniel Kurtz
Title: Vice President

[Signature Page to First Amendment]

GOLDMAN SACHS BANK USA

By: /s/Chris Lam
Name: Chris Lam
Title: Authorized Signatory

[Signature Page to First Amendment]

Credit Agricole Corporate & Investment Bank

By:    /s/Brad Matthews
Name: Brad Matthews
Title: Director
By:    /s/Thibault Rosset\
Name: Thibault Rosset
Title: Managing Director

[Signature Page to First Amendment]

HSBC Bank USA, National Association
By: /s/Patrick D. Mueller
Name: Patrick D. Mueller
Title: Director

[Signature Page to First Amendment]

THE BANK OF NOVA SCOTIA

By: /s/Mauricio Saishio
Name: Mauricio Saishio
Title: Director

[Signature Page to First Amendment]

SCOTIABANK EUROPE PLC

By: /s/Nikki Petherbridge
Name: Nikki Petherbridge
Title: Managing Director
By: /s/Martin Doyle
Name: Martin Doyle
Title: Director

[Signature Page to First Amendment]

People’s United Bank, National Association

By: :/s/Kathryn Williams
Name: Kathryn Williams
Title: Vice President

[Signature Page to First Amendment]

The Bank of Tokyo-Mitsubishi UFJ, Ltd.

By: /s/George Stoecklein
Name: George Stoecklein
Title: Managing Director

[Signature Page to First Amendment]

TD BANK, N.A.

By: /s/Alan Garson
Name: Alan Garson
Title: Senior Vice President

[Signature Page to First Amendment]

Citizens Bank, N.A.

By: /s/Peter van der Horst
Name: Peter van der Horst
Title: Senior Vice President

[Signature Page to First Amendment]

SUNTRUST BANK, as a Lender

By: /s/Jason Crowley
Name: Jason Crowley
Title: Vice President

[Signature Page to First Amendment]

ROYAL BANK OF CANADA

By: /s/Sheena Lee
Name: Sheena Lee
Title: Authorized Signatory

[Signature Page to First Amendment]

HSBC Bank plc

By: /s/Steven P. Sherratt
Name: Steven P. Sherratt
Title: Regional Director

[Signature Page to First Amendment]

EXHIBIT A
ACKNOWLEDGMENT AND CONFIRMATION
ACKNOWLEDGMENT AND CONFIRMATION, dated as of December 12, 2017 (this “Acknowledgment”), to:

1.
the AMENDED AND RESTATED PARENT GUARANTY, dated as of July 2, 2015 (as amended, supplemented or otherwise modified from time to time, including this Acknowledgment, the “Parent Guaranty”), made among IRON MOUNTAIN INCORPORATED, a Delaware corporation (the “Parent”), JPMORGAN CHASE BANK, N.A., as agent for the lenders or other financial institutions or entities party, as lenders, to the Credit Agreement referred to below (in such capacity, together with its successors in such capacity, the “Administrative Agent”); and JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as agent for the Canadian lenders or other Canadian financial institutions or entities party, as lenders, to the Credit Agreement referred to below (in such capacity, together with its successors in such capacity, the “Canadian Administrative Agent”);

2.
the AMENDED AND RESTATED COMPANY GUARANTY, dated as of July 2, 2015 (as amended, supplemented or otherwise modified from time to time, including this Acknowledgment, the “Company Guaranty”), made among IRON MOUNTAIN INFORMATION MANAGEMENT, LLC, a Delaware limited liability company (the “Company”), the Administrative Agent and the Canadian Administrative Agent;

3.
the AMENDED AND RESTATED SUBSIDIARY GUARANTY, dated as of July 2, 2015 (as amended, supplemented or otherwise modified from time to time, including this Acknowledgment, the “Subsidiary Guaranty”, and, together with the Parent Guaranty and the Company Guaranty, the “Guaranties”, and each a “Guaranty”), among each of the corporations and limited liability companies from time to time party thereto as subsidiary guarantors, of whom the applicable parties are identified under the caption “SUBSIDIARY GUARANTORS” on the signature pages hereto (each such identified party, a “Subsidiary Guarantor” and, collectively, the “Subsidiary Guarantors” and, collectively with the Parent and the Company, the “Guarantors”), the Administrative Agent and the Canadian Administrative Agent;

4.
the AMENDED AND RESTATED PARENT PLEDGE AGREEMENT, dated as of July 2, 2015 (as amended, supplemented or otherwise modified from time to time, including this Acknowledgment, the “Parent Pledge Agreement”), between the Parent and the Administrative Agent;

5.
the AMENDED AND RESTATED COMPANY PLEDGE AGREEMENT, dated as of July 2, 2015 (as amended, supplemented or otherwise modified from time to time, including this Acknowledgment, the “Company Pledge Agreement”), between the Company and the Administrative Agent;

6.
the AMENDED AND RESTATED SUBSIDIARY PLEDGE AGREEMENT, dated as of July 2, 2015 (as amended, supplemented or otherwise modified from time to time, including this Acknowledgment, the “Subsidiary Pledge Agreement”), among the Subsidiary Guarantors and the Administrative Agent; and

7.
the AMENDED AND RESTATED CANADIAN BORROWER PLEDGE AGREEMENT, dated as of July 2, 2015 (as amended, supplemented or otherwise modified from time to time, including this Acknowledgment, the “Canadian Borrower Pledge Agreement”, and together with the Parent Pledge Agreement, the Company Pledge Agreement and the Subsidiary Pledge Agreement, the “Security Documents” and each a “Security Document”), among each of the companies identified under the caption “CANADIAN BORROWERS” on the signature pages hereto (each individually, a “Canadian Borrower” and, collectively, the “Canadian Borrowers” and collectively with the Parent, the Company and the Subsidiary Guarantors, the “Relevant Obligors”) and the Canadian Administrative Agent.

W I T N E S E T H:
WHEREAS, reference is made to the Credit Agreement, dated as of June 27, 2011, as amended and restated as of July 2, 2015 and as further amended and restated as of August 21, 2017 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”), among the Parent, the Company, certain subsidiaries of the Parent from time to time party thereto, the Administrative Agent, the Canadian Administrative Agent and the other parties thereto;
WHEREAS, the Parent, the Company, and certain subsidiaries of the Parent, the Administrative Agent, the Canadian Administrative Agent and the other parties to the Existing Credit Agreement have agreed to amend the Existing Credit Agreement pursuant to a First Amendment, dated as of December 12, 2017 (the “Amendment”; the Existing Credit Agreement, as amended by the Amendment, the “Credit Agreement”);
WHEREAS, it is a condition precedent to the effectiveness of the Amendment that the Relevant Obligors shall have executed and delivered this Acknowledgment to the Administrative Agent and the Canadian Administrative Agent.
NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, each of the Relevant Obligors hereby agrees with the Administrative Agent and the Canadian Administrative Agent as follows:
(a)    Unless otherwise defined herein, all capitalized terms used herein shall have the respective meanings assigned to them in the Credit Agreement.
(b)    Each Relevant Obligor hereby agrees, with respect to each Guaranty or Security Document to which it is a party, that:

(A)	all of its obligations, liabilities and indebtedness under such Guaranty or Security Document remain in full force and effect on a continuous basis after giving effect to the Amendment;

(B)	it ratifies the Guaranties and the Security Documents to which it is a party;

(C)
all of the Liens and security interests created and arising under such Security Document remain in full force and effect on a continuous basis, unimpaired, uninterrupted and undischarged, and having the same perfected status and priority, after giving effect to the Amendment, as collateral security for the Secured Obligations (as such term is defined in such Security Document); and

(D)
it agrees that each of the representations and warranties made by such Relevant Obligor in or pursuant to the Guaranty or Security Document to which it is a party is true and correct in all material respects (or if qualified by materiality, is true and correct in all respects as so qualified) on and as of the date hereof as if made on and as of the date hereof, except to the extent expressly made as of an earlier date, in which case such representations and warranties were so true and correct as of such earlier date.

(c)    Each Relevant Obligor agrees that it shall take any action reasonably requested by the Administrative Agent or Canadian Administrative Agent in order to confirm or effect the intent of this Acknowledgment.
(d)    This Acknowledgement is a Basic Document and shall (unless expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.
(e)    Neither this Acknowledgement nor the execution, delivery or effectiveness of Amendment shall extinguish the obligations outstanding under the Guaranties, the Security Documents or the other Basic Documents or discharge or release the lien or priority of the Security Documents. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Guaranties, the Security Documents or the other Basic Documents or instruments securing the same, which shall remain in full force and effect, except to any extent modified hereby or by instruments executed concurrently herewith. Nothing implied in this Acknowledgement, the Credit Agreement, the Guaranties, the Security Documents, the other Basic Documents or in any other document contemplated hereby or thereby shall be construed as a release or other discharge of the Borrower or any other Relevant Obligor from any of its obligations and liabilities as a “Borrower,” “Guarantor,” “Obligor” or “Grantor” under the Credit Agreement , the Guaranties, the Security Documents or any other Basic Document. Each of the Credit Agreement, the Guaranties and the Security Documents shall remain in full force and effect, until (as applicable) and except to any extent modified hereby or in connection herewith.
(f)    This Acknowledgment shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.
(g)    This Acknowledgment may be executed by one or more of the parties hereto on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.
[THE REST OF THIS PAGE IS INTENTIONALLY LEFT BLANK]
IN WITNESS WHEREOF, the parties hereto have caused this Acknowledgement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.
PARENT:

IRON MOUNTAIN INCORPORATED

By: /s/Christopher LaRochelle
Name: Christopher LaRochelle
Title: Vice President and Treasurer

COMPANY:

IRON MOUNTAIN INFORMATION MANAGEMENT, LLC

By:/s/Christopher LaRochelle
Name: Christopher LaRochelle
Title: Vice President and Treasurer

SUBSIDIARY GUARANTORS:

IRON MOUNTAIN FULFILLMENT SERVICES, INC.
IRON MOUNTAIN INTELLECTUAL PROPERTY MANAGEMENT, INC.
IRON MOUNTAIN GLOBAL LLC
IRON MOUNTAIN US HOLDINGS, INC.
IRON MOUNTAIN SECURE SHREDDING, INC.
IRON MOUNTAIN INFORMATION MANAGEMENT SERVICES, INC.
IRON MOUNTAIN GLOBAL HOLDINGS, INC.
NETTLEBED ACQUISITION CORP.
IRON MOUNTAIN DATA CENTER, LLC

By:/s/Christopher LaRochelle
Name: Christopher LaRochelle
Title: Vice President and Treasurer

CANADIAN BORROWERS:

IRON MOUNTAIN CANADA OPERATIONS ULC
IRON MOUNTAIN INFORMATION MANAGEMENT SERVICES CANADA, INC.
IRON MOUNTAIN SECURE SHREDDING CANADA, INC.

By:/s/Christopher LaRochelle
Name: Christopher LaRochelle
Title: Vice President and Treasurer

ACKNOWLEDGED:
IM CLOSE GMBH

By:/s/Christopher LaRochelle
Name: Christopher LaRochelle
Title: Managing Director

IRON MOUNTAIN EUROPE PLC
IRON MOUNTAIN HOLDINGS (EUROPE) LIMITED

By /s/Patrick Keddy
Name: Patrick Keddy
Title: Director

IRON MOUNTAIN SOUTH AMERICA S.À.R.L.

By:/s/Christopher LaRochelle
Name: Christopher LaRochelle
Title: Manager

IRON MOUNTAIN INTERNATIONAL (HOLDINGS) LIMITED

By /s/Patrick Keddy
Name: Patrick Keddy
Title: Director

IRON MOUNTAIN (UK) PLC

By /s/Patrick Keddy
Name: Patrick Keddy
Title: Director

IRON MOUNTAIN AUSTRIA ARCHIVIERUNG GMBH

By: /s/Robert Nedeljkovic
Name: Robert Nedeljkovic
Title: Managing Director

IRON MOUNTAIN INTERNATIONAL HOLDINGS BV

By: /s/Jeroen Strik
Name: Jeroen Strik
Title: Director B

IRON MOUNTAIN LUXEMBOURG SERVICES
S.À R.L., LUXEMBOURG, SCHAFFHAUSEN BRANCH

By:/s/Christopher LaRochelle
Name: Christopher LaRochelle
Title: Manager

EXHIBIT B

IRON MOUNTAIN INCORPORATED
UNSECURED BRIDGE FACILITY

Summary of Terms and Conditions
_______________________

I. PARTIES
Borrower:	The Parent (the “Borrower”)
Guarantors:
Each of the entities that (i) is a guarantor (a “Notes Guarantor”) as of the date hereof under the Senior Indenture, dated as of September 18, 2017, among the Parent, as issuer and Wells Fargo Bank, National Association, as trustee and each of the Notes Guarantors party thereto, with respect to the 4.875% Senior Notes Due 2027 (the “Senior Unsecured Indenture”), (ii) to the extent not a Notes Guarantor under the Senior Unsecured Indenture as of the date hereof, any direct or indirect domestic subsidiary of the Parent that, after the date hereof, is required to become a Notes Guarantor under the Senior Unsecured Indenture as in effect on the date hereof and (iii) is (or is required to become) a guarantor of senior notes issued by the Parent after the Closing Date (the entities in clauses (i) through (iii), the “Guarantors”).

Joint Lead Arrangers and Joint Bookrunners:	Barclays Bank PLC (“Barclays”) and JPMorgan Chase Bank, N.A. (“JPMorgan”), as joint lead arrangers and joint bookrunners (in such capacity, the “Lead Arrangers”)
Administrative Agent:	Barclays (in such capacity, the “Administrative Agent”).
Lenders:	The Initial Lenders and a syndicate of banks, financial institutions and other entities, arranged by the Lead Arrangers in consultation with the Parent (collectively, the “Lenders”).
II. BRIDGE FACILITY
Type and Amount:	A term facility in the amount of up to $1,100,000,000 (the “Bridge Facility”; the loans thereunder, the “Bridge Loans”).
Availability:	One drawing in U.S. dollars may be made under the Bridge Facility on the Closing Date (as defined below).
Maturity:
The Bridge Loans shall mature and, to the extent then outstanding, be payable in full on the date that is 364 days after the Closing Date (the “Initial Bridge Loan Maturity Date” and as may be extended as provided below, the “Maturity Date”); provided that, upon the Parent’s request, the Initial Bridge Loan Maturity Date may be extended by one year subject to the following: (i) such extension request must be made no earlier than 60 days before the Initial Bridge Loan Maturity Date and no later than 30 days before the Initial Bridge Loan Maturity Date, (ii) no default or event of default is in existence at the time of, or would be in existence after giving effect to, such extension, (iii) the representations and warranties in the Bridge Facility Documentation shall be accurate both before and after giving effect to such extension, and (iv) payment by the Parent of an extension fee to each Lender in an amount equal to 1.00% of the Bridge Loans of such Lender outstanding on the Initial Bridge Loan Maturity Date.

Purpose:
The proceeds of the Bridge Loans shall be used to fund, in part, the Acquisition (including the refinancing of certain existing indebtedness of IO Data Centers, LLC (the “Target”) or its subsidiaries and to pay all or a portion of the costs incurred by the Parent or any of its subsidiaries in connection with the Transactions.

III. CERTAIN PAYMENT PROVISIONS
Fees and Interest Rates:	As set forth on Schedule I.
Repayment of Loans:	All Bridge Loans outstanding will be payable in full on the Maturity Date.
Optional Prepayments and Commitment Reductions:	The Bridge Loans may be prepaid, and Bridge Commitments may be reduced, in whole or in part at any time without penalty or premium. Optional prepayments of the Bridge Loans may not be reborrowed.
Mandatory Prepayments and Commitment Reductions:
After the Closing Date, the aggregate Bridge Loans shall be prepaid (including any accrued and unpaid interest thereon), in each case, on a dollar-for-dollar basis, by the following amounts, within one business day of receipt of such amount:

1. Incurrence of Indebtedness: 100.0% of the net cash proceeds actually received by the Parent or any of its subsidiaries from the incurrence of indebtedness for borrowed money (including hybrid securities and debt securities convertible to equity) by the Parent or any of its subsidiaries, but excluding: (x) intercompany debt of the Parent or any of its subsidiaries and (y) borrowings permitted pursuant to Sections 9.08(i) (other than increases to the Revolving Commitments (as defined in the Credit Agreement) pursuant to Section 2.01(b) of the Credit Agreement or the borrowing of Incremental Term Loans (as defined in the Credit Agreement) pursuant to Section 2.01(c) of the Credit Agreement), (ii), (v) (other than items (g) and (k) of such Section 9.08(v)), (vi) (so long as, after giving effect to such incurrence, the outstanding principal amount of all such indebtedness incurred after the Acceptance Date does not exceed $200,000,000) and (vii) (in respect of any Accounts Receivable Financings (as defined in the Credit Agreement as in effect on the date hereof)) of the Credit Agreement.

2. Equity Offerings: 100.0% of the net cash proceeds actually received from the issuance of any equity securities by the Parent or any of its subsidiaries (other than issuances pursuant to employee stock plans or other benefit or employee incentive arrangements).

3. Asset Sales: Subject to the prior application of such net cash proceeds in accordance with Section 3.02 of the Credit Agreement, 100.0% of the net cash proceeds actually received from asset dispositions, subject to certain exceptions and reinvestment rights (substantially identical to the Credit Agreement).

All mandatory prepayments and commitment reductions will be applied without penalty or premium (except for breakage costs and accrued interest, if any, and as otherwise provided herein). Mandatory prepayments of the Bridge Loans may not be reborrowed.

For the avoidance of doubt, the Bridge Commitments shall be permanently reduced upon the making of the Bridge Loans on the Closing Date.
IV. COLLATERAL	The obligations under the Bridge Facility will be unsecured.
V. CERTAIN CONDITIONS
Conditions to Funding:
The making of the Bridge Loans will be conditioned upon satisfaction of customary closing conditions, including consummation of the acquisition of the Target substantially concurrent with the funding of the Bridge Loans (the date upon which all such conditions shall be satisfied and the Bridge Loans are funded, the “Closing Date”) on or before the Expiration Date.

VI. CERTAIN DOCUMENTATION MATTERS
Bridge Facility Documentation:
Subject to customary limited conditionality provisions with respect to the acquisition of the Target, and changes to reflect that the Bridge Facility is unsecured, the terms of the Bridge Facility Documentation will be substantially similar to the Credit Agreement and to the existing documentation related thereto (with such additional changes as may be agreed upon by the Borrower and the Administrative Agent).

SCHEDULE I
Interest and Certain Fees

Interest Rate Options:
The Borrower may elect that the Bridge Loans bear interest at a rate per annum equal to (x) the ABR plus the Applicable Margin or (y) the Eurocurrency Rate plus the Applicable Margin;
As used herein:
“ABR” means the highest of (i) the Prime Rate (as defined below), (ii) the federal funds effective rate from time to time plus 0.5% (provided that the federal funds effective rate shall never be less than zero) and (iii) the one-month Eurocurrency Rate plus 1.00%.
“Applicable Margin” means initially, 2.00% in the case of ABR Loans and 3.00% in the case of Eurocurrency Loans; provided that the Applicable Margin shall increase by 0.50% on the date that is 90 days following the Closing Date and by an additional 0.50% at the end of each 90 day period thereafter:
“Eurocurrency Rate” means the rate (adjusted for statutory reserve requirements for eurocurrency liabilities) as administered by the ICE Benchmark Administration, for deposits in the relevant currency for a period equal to one, two, three, six or (if acceptable to each Lender), twelve months (as selected by the Borrower) appearing on the Reuters Screen LIBOR01 Page or LIBOR02 Page (or an interpolated rate if such screen rates are not available); provided that the Eurocurrency Rate shall never be less than zero.
“Prime Rate” means the rate last quoted by The Wall Street Journal as the “Prime Rate” in the United States or, if The Wall Street Journal ceases to quote such rate, the highest per annum interest rate published by the Federal Reserve Board in Federal Reserve Statistical Release H.15 (519) (Selected Interest Rates) as the “bank prime loan” rate or, if such rate is no longer quoted therein, any similar rate quoted therein (as reasonably determined by the Administrative Agent) or any similar release by the Federal Reserve Board (as reasonably determined by the Administrative Agent).

Interest Payment Dates:
In the case of Loans bearing interest based upon the ABR (“ABR Loans”), quarterly in arrears.
In the case of Loans bearing interest based upon the Eurocurrency Rate (“Eurocurrency Loans”), on the last day of each relevant interest period and, in the case of any interest period longer than three months, on each successive date three months after the first day of such interest period.

Duration Fee:
The Parent will pay to each Lender, calculated based on the outstanding amount of such Lender’s Bridge Loans, duration fees as follows: (a) 0.25% of the aggregate principal amount of the Bridge Loans held by such Lender on the date that is 90 days after the Closing Date, (b) 0.25% of the aggregate principal amount of the Bridge Loans held by such Lender on the date that is 180 days after the Closing Date and (c) 0.50% of the aggregate principal amount of the Bridge Loans held by such Lender on the date that is 270 days after the Closing Date (the “Duration Fee”).

Default Rate:
At any time when the Borrower is in default in the payment of any amount due under the Bridge Facility, the Bridge Loans shall bear interest at 2% above the rate otherwise applicable thereto. Overdue interest, fees and other amounts shall bear interest at 2% above the rate applicable to ABR Loans.

Rate and Fee Basis:
All per annum rates shall be calculated on the basis of a year of 360 days (or 365/366 days, in the case of ABR Loans the interest rate payable on which is then based on the Prime Rate) for actual days elapsed.

Unavailability of Eurocurrency or Other Rates:
Substantially the same as the Credit Agreement, with such modifications as may be agreed based on the most recent provisions customarily utilized by the Administrative Agent (which may include provisions for establishing alternate rates of interest in addition to, or instead of, those of the Credit Agreement).

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